PREPAID EXPENSES AND OTHER CURRENT ASSETS (Details) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
PREPAID EXPENSES AND OTHER CURRENT ASSETS
Prepaid insurance	$ 1,850	$ 121	$ 45
Prepaid operating expenses	1,873	68	585
Prepaid dues and subscriptions	823	189	503
Prepaid taxes	598
Government grants	653
Escrow deposits	311
Prepaid rent	158	118	11
Deferred cost of goods sold		454	262
Other	812	26	482
Total prepaid expenses and other current assets	$ 7,078	$ 976	$ 1,888